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                                                                 EXHIBIT 10.N


                                         AMENDMENT and WAIVER dated as of
                                         September 14, 1993 to the CREDIT
                                         AGREEMENT dated as of November 21, 1991
                                         (as the same may be further amended,
                                         supplemented or modified from time to
                                         time in accordance with its terms, the
                                         "Credit Agreement"), among NAPCO
                                         SECURITY SYSTEMS, Inc., a Delaware
                                         corporation (the  "Borrower"), the
                                         Guarantors signatory hereto, the
                                         lenders named in SCHEDULE 2.01 and 2.06
                                         annexed hereto (collectively the
                                         "Lenders") and CHEMICAL BANK, as agent
                                         for the Lenders (in such capacity, the
                                         "Agent").

WHEREAS, the Borrower and the Guarantors wish to amend and waive certain provisions of the Credit Agreement;

WHEREAS, the Lenders and the Agent have consented to amend and waive the Credit Agreement to reflect the requests herein set forth;

NOW, THEREFORE, the parties hereby agree as follows:

1.        Waiver of Article VII. NEGATIVE COVENANTS Section 7.10. Current Ratio.
          ----------------------------------------------------------------------

          Compliance with Article VII. Section 7.10. of the Credit Agreement is hereby waived for the fiscal year ended June 30, 1993 to permit the Current Ratio of the Borrower and its Consolidated subsidiaries to be less than 2.25 to 1.0 as of the fiscal year ended June 30, 1993 provided, however; such ratio was not less than 2.11 to 1.0 as of such fiscal year end.

   2.     Waiver of Article VII. COVENANTS Section 7.14. Total Unsubordinated
          -------------------------------------------------------------------
          Liabilities to Tangible Net Worth Ratio.
          ----------------------------------------

          Compliance with Article VII. Section 7.14. of the Credit Agreement is hereby waived for fiscal year ended June 30, 1993 to permit the ratio of Total Unsubordinated Liabilities of the Borrower and its Consolidated subsidiaries to Tangible Net Worth of the Borrower and its Consolidated subsidiaries plus Consolidated Subordinated Indebtedness to be greater than 1.0 to 1.0 as of the fiscal year ended June 30, 1993 provided, however; such ratio was not greater than 1.04 to 1.0 as of such fiscal year end.
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   3.     Amendment to Article VII. NEGATIVE COVENANTS Section 7.10. Current
          ------------------------------------------------------------------
          Ratio.
          ------

          Article VII Section 7.10. of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefore the following:

          "Section 7.10. CURRENT RATIO. Permit the Current Ratio of the Borrower and its Consolidated subsidiaries at any time to be less than (i) 2.0 to 1.0 from July 1, 1993 through and including June 30, 1994 and (ii) 2.25 to 1.0 at any time thereafter."

   4.     Amendment to Article VII. COVENANTS Section 7.14. Total
          -------------------------------------------------------
          Unsubordinated Liabilities to Tangible Net Worth Ratio.
          -------------------------------------------------------

          Article VII. Section 7.14. of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefore the following:

          "SECTION 7.14. TOTAL UNSUBORDINATED LIABILITIES TO TANGIBLE NET WORTH RATIO. Permit the ratio of (x) Total Unsubordinated Liabilities of the Borrower and its Consolidated subsidiaries, to (y) Tangible Net Worth of the Borrower and its Consolidated subsidiaries plus Consolidated Subordinated Indebtedness, at any time to be greater than (i) 1.04 to 1.0 from July 1, 1993 through and including June 30, 1994 and (ii) 1.0 to 1.0 at any time thereafter.


This AMENDMENT and WAIVER shall be construed and enforced in accordance with the laws of the State of New York.

Except as expressly amended, waived or consented to hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

This AMENDMENT and WAIVER herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

The Borrower hereby represents and warrants that, after giving effect to this AMENDMENT and WAIVER, no Event of Default or Default exists under the Credit Agreement or any other related document.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Agent and the Lenders when formally requested, in writing, by the Borrower and the Guarantors.
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This AMENDMENT and WAIVER may be executed in two or more counterparts, each of which shall constitute an original, but all of which when, taken together shall constitute but one AMENDMENT and WAIVER. The AMENDMENT and WAIVER shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

IN WITNESS WHEREOF, the Borrower, the Guarantors and the Agent have caused this AMENDMENT and WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                     NAPCO SECURITY SYSTEMS, INC.



                                     By:  /s/ K. S. Buchel, VP
                                         -----------------------------------
                                     Name:
                                     Title:

                                     Guarantors:


                                     NAPCO SECURITY SYSTEMS INTERNATIONAL INC.
                                     UMI MANUFACTURING CORP.
                                     RALTECH LOGIC, INC.
                                     E.E. ELECTRONIC COMPONENTS, INC.
                                     ALARM LOCK SYSTEMS, INC.
                                     DERRINGER SECURITY SYSTEMS, INC.



                                     By:  /s/ K. S. Buchel, VP
                                         -----------------------------------
                                     Name:
                                     Title:


CHEMICAL BANK, as Agent and Lender



By: /s/ Frank L. Arceri
    --------------------------
Name: Frank L. Arceri
Title: Vice President